FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        Report Of Foreign Private Issuer

                      Pursuant to Rule 13a-16 or 15d-16 under
                      the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 13, 2005

Commission File Number:  0-28542

                             ICTS International N.V.
                 (Translation of registrant=s name into English)

               Biesbosch 225, 1181 JC Amstelveen, The Netherlands
                    (Address of principal executive offices)

Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40- F.

    Form 20-F  ...X..                  Form 40-F          .....
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Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(1): ____

Note: Regulation S-T Rule
101(b)(1) only permits the submission in paper of a Form 6-K if submitted solely to provide an attached annual report to security holders.

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(7):______ ____

Note: Regulation S-T Rule
101(b)(7) only permits the submission in paper of a Form 6-K if submitted to furnish a report or other document that the registrant foreign private issuer must furnish and make public under the laws of the jurisdiction in which the registrant is incorporated, domiciled or legally organized (the registrant's home country), or under the rules of the home country exchange on which the registrant's securities are traded, as long as the report or other document is not a press release, is not required to be and has not been distributed to the registrant's security holders, and, if discussing a material event, has already been the subject of a Form 6-K submission or other Commission filing on EDGAR.

Indicate by check mark whether by furnishing the information contained in this Form, the registrant is also thereby furnishing the information to the Commission pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934.
                               Yes ..... No ...X..
If "Yes" is marked, indicate below the file number assigned to the registrant in connection with Rule 12g3-2(b): 82-
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ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

(a) On January 13, 2005, the Audit Committee of ICTS International, N.V. ("Company") engaged Goldstein Golub Kessler LLP ("GGK") as the Company's independent accountants to audit the statements of operations, changes in stockholders' equity and cash flows for the Company.

(b) In addition, on January 13, 2005, the Audit Committee of the Company engaged GGK to review the Company's quarterly published financial information for the quarter ending September 30, 2004.

(c) PriceWaterhouse Coopers - Kesselman & Kesselman, Certified Public Accountants ("PW") had been engaged as the Company's principal independent accountants. PW reported that the Company's financial statements during the three-year period ended December 31, 2003 and for the interim quarterly periods ending March 31, 2004 and June 30, 2004 did not contain an adverse opinion or disclaimer opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the three-year period ended December 31, 2003, and the subsequent interim periods, the Company did not have any disagreements with PW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PW would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

(d) During the three-year period ended December 31, 2003 and the subsequent interim periods prior to GGK's engagement, neither the Company nor anyone on its behalf consulted GGK regarding either the application of accounting principles to a specified transaction, whether completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has GGK provided to the Company a written report or oral advice regarding such principles or audit opinion.

(e) The Company has requested that PW furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. The Company has provided PW with a copy of this Report and, when PW furnishes a letter addressed to the Securities and Exchange Commission, an amendment to this Report will be filed.



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Item 7.     Financial Statements and Exhibits.

         (c)
                  Exhibits.

                     Exhibit No.       Description
                    --------------     --------------------------

                          16           Letter from PW on change of independent
                                       accountants












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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           ICTS INTERNATIONAL, N.V.
                                            (Registrant)

                           By:      /s/ Avraham Dan
                                    Avraham Dan, Managing Agent



DATED:   January 18, 2005